EXHIIT 16

                         SIT LARGE CAP GROWTH FUND, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Eugene C. Sit and Paul E. Rasmussen, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-14 of Sit Large Cap Growth Fund, Inc. (the "Company"), and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

       Signature                           Title                Date
       ---------                           -----                ----

 /s/ Paul E.  Rasmussen                  Treasurer          March 31, 2000
-------------------------------
Paul E. Rasmussen

 /s/ Eugene C.  Sit                      Chairman and       March 31, 2000
-------------------------------          Director
Eugene C. Sit

 /s/ Peter L.  Mitchelson                Director           March 31, 2000
-------------------------------
Peter L. Mitchelson

 /s/ William E.  Frenzel                 Director           March 31, 2000
-------------------------------
William E. Frenzel

 /s/ John E.  Hulse                      Director           March 31, 2000
-------------------------------
John E. Hulse

 /s/ Sidney L.  Jones                    Director           March 31, 2000
-------------------------------
Sidney L. Jones

 /s/ Donald W.  Phillips                 Director           March 31, 2000
-------------------------------
Donald W. Phillips



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